EXHIBIT 24

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 1, 2001	/s/William F. Foster William F. Foster

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 27, 2001	/s/Kim Korth Kim Korth

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 14, 2001	/s/Charles E. Nihart Charles E. Nihart

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 9, 2001	/s/James C. Penman James C. Penman

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: March 20, 2001	/s/George W. Sztykiel George W. Sztykiel

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 10, 2001	/s/John E. Sztykiel John E. Sztykiel

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 10, 2001	/s/George Tesseris George Tesseris

Limited Power of Attorney

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL and RICHARD J. SCHALTER, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Spartan Motors, Inc. on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 13, 2001	/s/David R. Wilson David R. Wilson